                            SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934


Check the appropriate box:

[x]      Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]      Definitive Information Statement

                           Advantus Series Fund, Inc.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

Dear Series Fund Investor:

     You are an investor in the Advantus Series Fund, Inc. (the "Fund") as the Portfolios of the Fund are investment choices in your Minnesota Life variable contract.

     The attached booklet contains information the Fund must provide. The Fund and its Portfolios are advised by Advantus Capital Management, Inc. ("Advantus Capital"), but for some of the Portfolios a sub-adviser retained by Advantus Capital conducts the operations of the Portfolio. This booklet informs you of a change in the Capital Appreciation Portfolio, and the retention of sub-advisers for the Small Company Growth Portfolio and the Small Company Value Portfolio.

     The Board of Directors of the Fund reviews and monitors the performance of Portfolio sub-advisers as part of its continuing management of the Fund. Also, the Fund has an order from the Securities and Exchange Commission that allows it to enter into or materially amend investment management agreements with sub-advisers without first obtaining shareholder approval. A condition of this order provides that certain information, in the format enclosed, be given to variable contract owners shortly after a new sub-adviser is named or a sub-advisory agreement is changed.

     The Board has approved the engagement of Credit Suisse Asset Management, LLC ("CSAM") as the new sub-adviser to the Small Company Growth Portfolio (effective March 7, 2000) and has further engaged CSAM to serve as the new sub-adviser to the Capital Appreciation Portfolio (effective May 1, 2000). The Board has additionally approved the engagement of State Street Research & Management Company to serve as the sub-adviser to the Small Company Value Portfolio (effective March 7, 2000). The booklet tells you more about these firms and Advantus Capital's sub-advisory contracts with them.

     This material is for your information only; it is not a proxy statement and you are not being asked to vote. Please put this material with your other materials relating to the Fund.

Sincerely,
  /s/ Thomas G. Meyer
Thomas G. Meyer
Director, Market
Development

                           ADVANTUS SERIES FUND, INC.
                         SMALL COMPANY GROWTH PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                         SMALL COMPANY VALUE PORTFOLIO
                          THE MINNESOTA MUTUAL CENTER
                            400 ROBERT STREET NORTH
                         ST. PAUL, MINNESOTA 55101-2098

                         ------------------------------

                             INFORMATION STATEMENT

                         ------------------------------

     This information statement is being provided to the shareholders of the Advantus Series Fund, Inc. (the "Fund"), in lieu of a proxy statement, pursuant to a requirement in the conditions of an Exemptive Order the Fund has received from the Securities and Exchange Commission. The Order permits the Fund, through its Board of Directors ("Board"), and its investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), to hire new sub-advisers and to make changes to existing sub-advisory contracts for Portfolios of the Fund with the approval of the Board, but without obtaining shareholder approval. This information statement is being furnished by the Board.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This information statement will be mailed on or about (Insert Date), 2000. Copies of the most recent annual and semi-annual reports for the Fund are available without charge. Copies of the Fund's reports may be obtained by writing to the Fund at 400 Robert Street North, St. Paul, Minnesota 55101-2098, or by calling 1-800-995-3850.

PURPOSE OF THE INFORMATION STATEMENT

     At a meeting held on February 10, 2000, the Board approved sub-advisory agreements between Advantus Capital and Credit Suisse Asset Management, LLC ("CSAM") for the Small Company Growth Portfolio ("Small Company Growth") and Capital Appreciation Portfolio ("Capital Appreciation"). The agreement for Small Company Growth went into effect on March 7, 2000. The agreement for Capital Appreciation will go into effect on May 1, 2000. CSAM replaces Winslow Capital Management, Inc. ("Winslow") as the sub-adviser for Capital Appreciation. Also on February 10, 2000, the Board approved an Advisory Agreement between Advantus Capital and State Street Research & Management Company ("State Street Research") for the Small Company Value Portfolio ("Small Company Value"). This agreement went into effect on March 7, 2000.

THE FUND AND THE INVESTMENT ADVISER

     Small Company Growth, Capital Appreciation, and Small Company Value are each investment portfolios of Advantus Series Fund, Inc., a Minnesota corporation. The Fund entered into an amended Investment Advisory Agreement ("Advisory Agreement") with Advantus Capital effective on May 1, 2000, for the management of the assets of the Fund. Advantus Capital or its predecessor firm has provided advisory services to the Fund since its inception. Advantus Capital selects the sub-advisers for and/or manages the investments of the Portfolios of the Fund. When a sub-adviser is retained, Advantus Capital is responsible for overseeing the sub-adviser and for recommending its hiring, termination and replacement. It also retains ultimate responsibility for the investment performance of each Portfolio employing a sub-adviser. Advantus Capital monitors the activities and performance of the sub-adviser and, from time to time, will recommend the hiring, retention or replacement of a sub-adviser on the basis of investment performance, the nature, quality and extent of the services provided by the sub-adviser, or other considerations.

     The sub-advisers to the Fund act pursuant to investment sub-advisory agreements with Advantus Capital. Their duties include the formulation and implementation of an investment program within the framework of the investment objectives, policies and restrictions of the Portfolio and making and executing all investment decisions for the Portfolio in pursuit of its investment objective. Each sub-adviser is independent of Advantus Capital and discharges its responsibilities subject to the oversight and supervision of Advantus Capital. The Fund pays Advantus Capital monthly fees calculated on an annual basis for each Portfolio, based upon the net assets in that Portfolio. Advantus Capital uses a portion of the applicable fees received by it to pay sub-advisers their fees.

THE SUB-ADVISORY AGREEMENTS

     Pursuant to a Sub-Advisory Agreement with Advantus Capital for the management of the assets of Capital Appreciation, Winslow has been serving as a sub-adviser since May 1, 1997. At a meeting on February 10, 2000, the Board approved Advantus Capital's recommendation to replace Winslow with CSAM. Accordingly, the Board approved a Sub-Advisory Agreement with CSAM which will go into effect on May 1, 2000. The form of this Sub-Advisory Agreement is attached to this Information Statement as Exhibit A. Advantus Capital also recommended, and the Board approved, the hiring of CSAM as the sub-adviser for Small Company Growth. A Sub-Advisory Agreement with CSAM as a sub-adviser for Small Company Growth was effective on March 7, 2000. The form of this Sub-Advisory Agreement is attached as Exhibit B. Finally, the Board approved Advantus Capital's recommendation to hire State Street Research as a sub-adviser for Small Company Value. A Sub-Advisory Agreement with State Street Research as the sub-adviser for Small Company Growth was effective on March 7, 2000. The form of this Sub-Advisory Agreement is attached as Exhibit C. Advantus Capital provided advisory services to Small Company Growth and Small Company Value prior to March 7, 2000 and from the inception of each portfolio.

     Advantus Capital recommended CSAM and State Street Research in the ordinary course of its ongoing evaluation of investment strategy and sub-adviser performance and after extensive research and qualitative and quantitative analysis of numerous candidate firms and their organizational structure, investment process and style, and long term performance record. Advantus Capital believes that each of CSAM's and State Street Research's investment style is appropriately suited to the respective Portfolios.

     The change in the identity and the amount of fees or in the method of their calculation for the sub-adviser for Capital Appreciation, Small Company Value and Small Company Growth has no effect on the amount of advisory fees paid by those Portfolios to Advantus Capital. The shareholders of the Fund are currently considering, pursuant to a proxy solicitation with respect to a meeting of the Shareholders to be held on April 17, 2000, a number of changes including advisory fees and the addition of a Rule 12b-1 distribution fee with respect to these Portfolios.

CAPITAL APPRECIATION FORMER SUB-ADVISER -- WINSLOW

     Prior to May 1, 2000, Winslow, a Minnesota corporation with its principal offices at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota had been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management and investment program of Capital Appreciation. Winslow is a registered investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). The investment sub-advisory agreement with Winslow was most recently approved by the Board, including a majority of the Directors who are not interested persons of any party to the Winslow investment sub-advisory Agreement on January 13, 1999. The Winslow sub-advisory agreement was most recently submitted to a vote of the shareholders in Capital Appreciation on April 24, 1997, in connection with its initial approval.

CAPITAL APPRECIATION SUB-ADVISER -- CSAM

     Credit Suisse Asset Management, LLC ("CSAM") has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management and investment program of Capital Appreciation, subject to the general control of the Board. CSAM is a registered investment adviser under the Advisers Act.

     CSAM, located at 153 East 53rd Street, New York, New York 10022, will serve as an investment sub-adviser to Capital Appreciation pursuant to a written agreement. CSAM is an indirect wholly owned U.S. subsidiary of Credit Suisse Group ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

     The Portfolio Manager for Capital Appreciation is Susan L. Black. Ms. Black is a Managing Director and Senior Investment Manager at CSAM. Ms. Black has been with CSAM since 1997 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. ("Warburg Pincus"). Ms. Black joined Warburg Pincus in 1985.

     The name and principal occupation of the principal executive officers of CSAM are set forth below. The address of each such individual is that of CSAM:

             NAME                                      PRINCIPAL OCCUPATION
             ----                  ------------------------------------------------------------
William W. Priest, Jr..........    Chief Executive Officer, Chairman of Management Committee
                                   and Managing Director, CSAM; Managing Director, Credit
                                    Suisse Asset Management Ltd. (London)
Michael E. Guarasci, Sr........    Chief Financial Officer, Member of Management Committee and
                                   Managing Director, CSAM
Laurence R. Smith..............    Chief Investment Officer, Member of Management Committee and
                                    Managing Director, CSAM
Eugene L. Podsiadlo............    Head of Retail Distribution, Member of Management Committee
                                   and Managing Director, CSAM
Timothy T. Taussig.............    Head of Institutional Distribution, Member of Management
                                   Committee and Managing Director, CSAM; Managing Director,
                                    Credit Suisse Asset Management Ltd (London)
Elizabeth B. Dater.............    Member of Management Committee and Managing Director, CSAM
Sheila N. Scott................    Member of Management Committee and Managing Director, CSAM

     CSAM acts as investment sub-adviser to Capital Appreciation under an Investment Sub-Advisory Agreement (the "CSAM Capital Appreciation Agreement") with Advantus Capital dated May 1, 2000, and that agreement will become effective the same date. The CSAM Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the CSAM Agreement is terminable at any time, without penalty, by the Board, by Advantus Capital on 60 days' written notice to CSAM, and by CSAM on 60 days' written notice to Advantus Capital. Unless sooner terminated, the CSAM Agreement shall continue in effect from year to year if approved at least annually by the Board, provided that such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the CSAM Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     In payment for the investment sub-advisory services to be rendered by CSAM for Capital Appreciation, the Adviser pays to CSAM a fee computed at an annual rate which shall be a percentage of the average daily value of the net assets of the Portfolio. The fee is accrued daily and shall be based on the net asset value of all of the issued and outstanding shares of Capital Appreciation as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. The fee is payable in arrears on the last day of each calendar month.

COMPARISON OF SUBADVISORY AGREEMENTS -- CAPITAL APPRECIATION

     The terms of the CSAM Agreement are similar to those of the Winslow Agreement. The material differences between agreements are the identity of the service provider, the effective date and termination date and the compensation payable by Advantus Capital to the sub-adviser.

INVESTMENT ADVISORY FEES -- CAPITAL APPRECIATION

     Under the CSAM Capital Appreciation Agreement, Advantus Capital (not Capital Appreciation) pays CSAM for its services. The amount of such annual fee, as applied to the average daily value of the net assets of Capital Appreciation is applied as follows: total assets between $0 and $500 million, 0.50%; total assets between $500 million and $1 billion, 0.45%; total assets between $1 billion and $2 billion, 0.35%; total assets exceeding $2 billion, 0.30%. For the purpose of applying the breakpoints in the fee calculation, the term "assets" shall include all assets advised or sub-advised by CSAM for Advantus Capital in addition to those assets of Capital Appreciation. The assets shall be calculated quarterly based upon the aggregate assets on March 31st, June 30th, September 30th and December 31st of each calendar year (or portion thereof) that the CSAM Capital Appreciation Agreement is effective, with the fee rate determined on each such date being applicable to the following period and applied to all assets back to the first dollar in Capital Appreciation.

     Capital Appreciation paid Advantus Capital a fee for the management of Capital Appreciation at the rate of 0.75% for the management of the assets of the Portfolio. Total advisory fees paid to Advantus Capital for 1999 were $2,859,868. Under the Winslow Agreement, Advantus Capital (not Capital Appreciation) paid Winslow for its services. Fees paid to Winslow for services provided pursuant to the Winslow Agreement for the period from January 1, 1999 to January 1, 2000 were in the amount of $1,425,895. Fees that would have been payable to CSAM for services provided pursuant to the CSAM Agreement had it been in effect for the same period were $1,623,347. The net assets of Capital Appreciation on December 31, 1999 were $468,240,369.

ADDITIONAL INFORMATION ABOUT CSAM

     CSAM currently serves as investment adviser for the following mutual fund that has an investment objective similar to Capital Appreciation.

                                                                                            NET ASSETS
                                               RATE OF            FEES WAIVED UNDER         OF FUND AT
                FUND                     CSAM'S COMPENSATION     ADVISORY AGREEMENT      DECEMBER 31, 1999
                ----                     -------------------    ---------------------    -----------------
Warburg Pincus Capital Appreciation
  Fund, Inc..........................          0.70%                     No               $1,294,053,948

SMALL COMPANY GROWTH SUB-ADVISER -- CSAM

     Credit Suisse Asset Management, LLC ("CSAM") also has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management and investment program of Small Company Growth, subject to the general control of the Board. CSAM is a registered investment adviser under the Advisers Act.

     Stephen J. Lurito, Co-Portfolio Manager, and Sammy Oh, Co-Portfolio Manager, together manage Small Company Growth. Mr. Lurito is a Managing Director and Portfolio Manager at CSAM. Mr. Oh is a Director and Portfolio Manager at CSAM. Mssrs. Lurito and Oh have been with CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Mssrs. Lurito and Oh joined Warburg Pincus in 1987 and 1997, respectively. From 1995 to 1996, Mr. Oh was Vice President, Bessemar Trust and from 1995 to 1996, Vice President, Fostmann-Leff.

     Additional information about CSAM and the name and principal occupation of the principal executive officers of CSAM are described in the preceding heading "Capital Appreciation Sub-Adviser -- CSAM."

     CSAM acts as investment sub-adviser to Small Company Growth under an Investment Sub-Advisory Agreement (the "CSAM Small Company Growth Agreement") with Advantus Capital dated March 7, 2000, which became effective on that date. The CSAM Small Company Growth Agreement is a new agreement with a sub-adviser for the management of the Small Company Growth. Prior to that date, Advantus Capital managed Small Company Growth. The CSAM Small Company Growth Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the CSAM Small Company Growth Agreement is terminable at any time, without penalty, by the Board, by Advantus Capital, or, and by CSAM on 60 days' written notice to Advantus Capital. Unless sooner terminated, the CSAM Small Company Growth Agreement shall continue in effect from year to year if approved at least annually by the Board, provided that such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the CSAM Small Company Growth Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     As payment for the investment sub-advisory services to be rendered by CSAM to Small Company Growth, the Adviser pays to CSAM a fee computed at an annual rate which is a percentage of the average daily net assets of Small Company Growth. The fee is accrued daily and based on the net asset value of all of the issued and outstanding shares of Small Company Growth as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. The fee is payable in arrears on the last day of each calendar month.

     The amount of such annual fee, as applied to the average daily value of the net assets of Small Company Growth shall be applied as follows: total assets between $0 and $500 million, 0.65%; total assets between $500 million and $1 billion, 0.60%; total assets between $1 billion and $2 billion, 0.50%; on all assets in excess of $1 billion, 0.45%. For the purpose of the fee calculation, the term "assets" for purposes of the schedule shall include all assets advised or sub-advised by CSAM for Advantus Capital in addition to those assets of Small Company Growth. The aggregation of assets for purposes of the breakpoints shall be calculated quarterly based upon the aggregate assets on March 31st, June 30th, September 30th and December 31st of each calendar year (or portion thereof) that the CSAM Small Company Growth Agreement is effective, with the fee rate determined on each such date being applicable to the following period and applied to all assets back to the first dollar in Small Company Growth.

     Prior to the effective date of the CSAM Small Company Growth Agreement, Advantus Capital managed Small Company Growth directly, without the services of a sub-adviser. In 1999 Small Company Growth paid Advantus Capital a fee at the rate of 0.75% for the management of the assets of the Portfolio. Total advisory fees paid to Advantus Capital for that calendar year for Small Company Growth were $1,449,287. The net assets of Small Company Growth on December 31, 1999 were $284,579,941.

ADDITIONAL INFORMATION ABOUT CSAM

     CSAM currently serves as investment adviser or sub-adviser for the following mutual funds that have an investment objective similar to that of Small Company Growth:

                                                                                            NET ASSETS
                                               RATE OF            FEES WAIVED UNDER         OF FUND AT
                FUND                     CSAM'S COMPENSATION     ADVISORY AGREEMENT      DECEMBER 31, 1999
                ----                     -------------------    ---------------------    -----------------
Cypress Tree -- North America
  Emerging Growth Fund...............          0.55%                     No               $    2,680,727
Nationwide -- Small Company Fund.....          0.60%                     No               $  121,159,639
Warburg Pincus Trust -- Small Company
  Growth Portfolio...................          0.90%                     No               $1,278,127,314
Warburg Pincus Institutional Fund --
  Small Company Growth Portfolio.....          0.90%                    Yes*              $  333,437,493
Warburg Pincus Small Company Growth
  Fund, Inc..........................          1.00%                    Yes**             $   15,177,711

-------------------------
 *For the fiscal year ended October 31, 1999, CSAM waived $434,248 of advisory fees, resulting in net advisory fees of $1,610,890 and a net advisory fee rate of 0.71%

** For the fiscal year ended October 31, 1999, CSAM waived its entire advisory fee of $65,661, resulting in a net advisory fee rate of 0%.

SMALL COMPANY VALUE SUB-ADVISER -- STATE STREET RESEARCH

     State Street Research & Management Company ("State Street Research") has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management and investment program of Small Company Value, subject to the general control of the Board. State Street Research is a registered investment adviser under the Advisers Act.

     State Street Research, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as the investment sub-adviser to Small Company Value. State Street Research was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental reach and analysis, including meetings with the management of companies under consideration for investment. State Street Research's portfolio management group has extensive investment industry experience managing equity and debt securities. State Street Research is an indirect wholly owned subsidiary of Metropolitan Life Insurance Company.

     The Portfolio Manager is Rudolph K. Kluiber, Senior Vice President of State Street Research since 1989.

     The name and principal occupation of the principal executive officer and each director of State Street Research are set forth below. The address of each such individual is that of State Street Research.

             NAME                                     PRINCIPAL OCCUPATION
             ----                 ------------------------------------------------------------
Ralph F. Verni................    Chairman, President, Chief Executive Officer and Director,
                                  State Street Research; President, Chief Executive Officer
                                    and Director, SSRM Holdings, Inc.; Chairman and Director,
                                    State Street Research Investment Services, Inc.
Peter C. Bennett..............    Director and Executive Vice President, State Street Research
Gerard P. Maus................    Director, Executive Vice President, Treasurer, Chief
                                  Financial Officer and Chief Administrative Officer, State
                                    Street Research; Director, Executive Vice President,
                                    Treasurer and Chief Financial Officer, State Street
                                    Research Investment Services, Inc.; Treasurer and Chief
                                    Financial Officer, SSRM Holdings, Inc.
Thomas A. Shively.............    Director and Executive Vice President, State Street Research

     State Street Research acts as investment sub-adviser to Small Company Value under an Investment Sub-Advisory Agreement (the "State Street Research Small Company Value Agreement") with Advantus Capital dated March 7, 2000, which became effective on that date. The State Street Research Small Company Value Agreement is a new agreement with a sub-adviser for the management of Small Company Value. Prior to that date, Advantus Capital managed Small Company Value. The State Street Research Small Company Value Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the State Street Research Small Company Value Agreement is terminable at any time, without penalty, by the Board, by Advantus Capital on 60 days' written notice to State Street Research, and by State Street Research on 60 days' written notice to Advantus Capital. Unless sooner terminated, the State Street Research Agreement shall continue in effect from year to year if approved at least annually by the Board, provided that such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the State Street Research Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     As payment for the investment sub-advisory services to be rendered by State Street Research to the Small Company Value Portfolio, the Adviser pays to State Street Research a fee computed at an annual rate which is a percentage of the average daily net assets of the Portfolio. The fee is accrued daily and shall be based on the net asset value of all of the issued and outstanding shares of the Portfolio as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. The fee is payable in arrears on the last day of each calendar month.

     The amount of such annual fee, as applied to the average daily net assets of the Portfolio is: on the first $500 million, 0.65%; on the next $500 million, 0.60%, on all assets in excess of $1 billion, 0.50%. For the purpose of the fee calculation and the indicated breakpoints, the term "assets" shall include all "small company value" assets sub-advised by State Street Research for Advantus Capital, in addition to the assets of the Portfolio. The aggregation of those assets for purposes of the breakpoints, shall be calculated quarterly based upon the aggregate assets on March 31st, June 30th, September 30th, and December 31st of each calendar year (or portion thereof) that the State Street Research Small Company Value Agreement is effective.

     Prior to the effective date of the State Street Research Agreement, Advantus Capital managed Small Company Value, without the services of a sub-adviser. In 1999 Small Company Value paid the Adviser a fee at the rate of 0.75% for the management of the assets of the Portfolio. Total advisory fees paid to Advantus Capital for that calendar year for Small Company Value were $77,509. In addition, Minnesota Life voluntarily absorbed $67,886 in expenses other than management or advisory fees for Small Company Value for the year ended December 31, 1999. The net assets of Small Company Value on December 31, 1999 were $12,817,456.

ADDITIONAL INFORMATION ABOUT STATE STREET RESEARCH

                                                                                            NET ASSETS
                                               RATE OF            FEES WAIVED UNDER         OF FUND AT
                FUND                     CSAM'S COMPENSATION     ADVISORY AGREEMENT      DECEMBER 31, 1999
                ----                     -------------------    ---------------------    -----------------
State Street Research Aurora Fund....          1.00%                     No               $  525,900,000

BOARD CONSIDERATIONS

     The Sub-Advisory Agreements described herein were approved by the Fund's Board at a meeting held February 10, 2000, in person and for the purpose of considering advisory agreements for the Fund and its Portfolios. Prior to approving the Sub-Advisory Agreements, the Board considered a variety of factors, including (a) the historical performance of Small Company Growth, Capital Appreciation, and Small Company Value; (b) the nature, quality and extent of the services proposed to be provided under each Sub-Advisory Agreement by Advantus Capital and the respective Sub-Adviser relative to those currently provided by Advantus Capital alone or by Winslow; (c) the organizational depth, reputation and experience of Advantus Capital in managing mutual funds and of CSAM in managing small cap growth stocks and State Street Research in managing small cap value stocks; and (d) the performance of accounts and funds advised by CSAM and State Street Research that are similar in portfolio composition to Small Company Growth, Capital Appreciation, and Small Company Value. The Board also considered the reasonableness of the proposed fee allocations between Advantus Capital and the respective Sub-Advisers in light of Advantus Capital's reduced investment role but continued overall responsibility. In making its determination, the Board reviewed, among other things, background information provided by each of CSAM and State Street Research. In addition, representatives of CSAM and State Street Research reviewed with the Board their investment strategies for Small Company Growth, Capital Appreciation, and Small Company Value, and responded to questions from Board members.

ADMINISTRATOR

     The Fund's principal underwriter is Ascend Financial Services, Inc., 400 Robert Street North, Saint Paul, Minnesota. Minnesota Life, 400 Robert Street North, Saint Paul, Minnesota, an affiliate of Ascend Financial, provides certain legal, accounting and administrative services, including systems, to the Fund under the provisions of an Administrative Services Agreement. During the calendar year 1999, the Fund paid the amount of $826,300 to Minnesota Life, based upon an apportioned charge, paid monthly, paid by each Portfolio of the Fund, for these services.

     This Administrative Services Agreement was approved by the Board on January 25, 2000, in order to retain Minnesota Life as the provider of these services through the year 2000.

ADDITIONAL INFORMATION

     The Fund is not required to hold annual shareholder meetings. Since the Fund does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholder meeting must be received by the Fund no later than four months prior to the date proxy statements are mailed to shareholders.

                                          By Order of the Directors,

                                          /s/ MICHAEL J. RADMER

                                          Michael J. Radmer
                                          Secretary
                                          Advantus Series Fund, Inc.

                                                                       EXHIBIT A

                       INVESTMENT SUB-ADVISORY AGREEMENT
                                      WITH
                         CSAM FOR CAPITAL APPRECIATION

     THIS AGREEMENT, made as of the 1st day of May, 2000, by and between Advantus Capital Management, Inc., a Minnesota corporation, registered as an Investment Adviser under the Investment Advisers Act of 1940 (the "Adviser") and Credit Suisse Asset Management, LLC, a Delaware limited liability company, registered as an Investment Adviser under the Investment Advisers Act of 1940 (the "Sub-Adviser").

     WHEREAS, the Adviser is the Investment Adviser to Advantus Series Fund, Inc. (the "Fund"), an open-end diversified management investment company organized as a series fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish it with portfolio selection and related research and statistical services in connection with the Adviser's investment advisory activities on behalf of the Fund's Capital Appreciation Portfolio (hereinafter "Portfolio"), and the Sub-Adviser desires to furnish such services to the Adviser;

     NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, it is agreed as follows:

1. APPOINTMENT OF SUB-ADVISER

     In accordance with and subject to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser hereby appoints the Sub-Adviser to perform portfolio selection services described herein for investment and reinvestment of the Portfolio, subject to the control and direction of the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

2. OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY THE SUB-ADVISER

     (a) The Sub-Adviser shall provide the following services and assume the following obligations with respect to the Portfolio of the Fund:

     (1) The investment of the assets of the Portfolio shall at all times be subject to the applicable provisions of the Articles of Incorporation, the Bylaws, the Registration Statement, the current Prospectus and the Statement of Additional Information of the Fund and shall conform to the investment objectives, policies and restrictions of the Portfolio as set forth in such documents and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser, including diversification of the holdings of the Portfolio as a segregated asset account in accordance with Section 817 of the Internal Revenue Code, as amended (the "Code"), and Regulation Section 1.817-5 thereunder, provided that the Adviser shall be responsible for ensuring that each Portfolio is "adequately diversified" if and to the extent required by
          Section 817(h) of the Code and Regulation 1.817-5 thereunder. Within the framework of the investment objectives, policies and restrictions of the Portfolio, and subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility for the making and execution of all investment decisions for the Portfolio. The Adviser will provide copies of the Articles of Incorporation, Bylaws, Registration Statement, current Prospectus and Statement of Additional Information of the Fund, as well as any current interpretations by the Board of Directors of the Fund or the Adviser of the investment objectives, policies and restrictions of the Portfolio set forth therein, prior to commencement of the Sub-Adviser's services hereunder and agrees to promptly inform the Sub-Adviser, in writing, of any changes in such documents or interpretations which may affect the Sub-Adviser's services hereunder, it being understood that such changes will be effective with respect to the Sub-Adviser upon the Sub-Adviser's receipt of such notice.

     (2) In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Sub-Adviser shall:
          (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Portfolio consistent with the investment objective and related investment policies for such Portfolio as set forth in the Fund's registration statement, as amended; and (3) take such steps as are necessary to implement the aforementioned investment program by purchase and sale of securities including the placing of orders for such purchases and sales.

     (3) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Custodian for the Fund on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Custodian of the Portfolio. The Sub-Adviser shall render such reports to the Adviser and/or to the Fund's Board of Directors concerning the investment activity and portfolio composition of the Portfolio in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

     (4) The Sub-Adviser shall, in the name of the Fund, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as set forth in the Fund's Registration Statement, as amended from time to time, and under the 1933 Act and the 1940 Act. In connection with the placement of orders for the execution of the Fund's portfolio transactions, the Sub-Adviser shall create and maintain all necessary records required to be created and maintained by an investment adviser under all applicable law, rules and regulations, including but not limited to,
          Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use, upon reasonable notice and during normal business hours, by the Securities and Exchange Commission, the Fund or any person retained by the Fund. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

     (5) In placing orders or directing the placement of orders for the execution of portfolio transactions, the Sub-Adviser shall select brokers and dealers for the execution of the Portfolio's transactions. In selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser's investment research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Portfolio or the Sub-Adviser's overall responsibilities to the Sub-Adviser's discretionary accounts.

     (b) The Sub-Adviser shall use the same skill and care in providing services to the Fund as it uses in providing services to other fiduciary accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

3. EXPENSES

     During the term of this Agreement, the Sub-Adviser will pay all of its own expenses incurred in connection with its activities under this Agreement.

4. COMPENSATION

     In payment for the investment sub-advisory services to be rendered by the Sub-Adviser in respect of the Portfolio hereunder, the Adviser shall pay to the Sub-Adviser as full compensation for all services hereunder a fee computed at an annual rate which shall be a percentage of the average daily value of the net assets of the Portfolio. The fee shall be accrued daily and shall be based on the net asset values of all of the issued and outstanding shares of the Portfolio as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. The fee shall be payable in arrears on the last day of each calendar month.

     The amount of such annual fee, as applied to the average daily value of the net assets of the Portfolio shall be as described in the schedule below:

                          ASSETS*                                FEE
                          -------                                ---
Total assets between $0 and $500 million....................    0.50%
Total assets between $500 million and $1 billion............    0.45%
Total assets between $1 billion and $2 billion..............    0.35%
Total assets exceeding $2 billion...........................    0.30%

     *The term "assets" for purposes of the above schedule shall include all assets advised or sub-advised by the Sub-Adviser for the Adviser or its affiliates, in addition to those assets of the Portfolio. The aggregation of the assets for purposes of the breakpoints, shall be calculated quarterly based upon the aggregate assets on March 31st, June 30th, September 30th and December 31st of each calendar year (or portion thereof) that this Agreement is effective, with the fee rate determined on each such date being applicable to the following period and applied to all assets back to the first dollar in the Portfolio.

5. RENEWAL AND TERMINATION

     This Agreement shall continue in effect for a period of more than two years from the date of this Agreement, only so long as such continuance is specifically approved at least annually by a vote of the holders of the majority of the outstanding voting securities of the Portfolio, or by a vote of the majority of the Fund's Board of Directors, and further provided that such continuance is also approved annually by a vote of the majority of the Fund's Board of Directors who are not parties to this Agreement or interested persons of parties hereto, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time without payment of penalty: (i) by the Fund's Board of Directors or by a vote of a majority of the outstanding voting securities of the Portfolio on sixty days' prior written notice, or (ii) by either party hereto upon sixty days' prior written notice to the other. This Agreement will terminate automatically upon any termination of the Investment Advisory Agreement between the Fund and the Adviser or in the event of its assignment. The terms "interested person," "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

6. GENERAL PROVISIONS

     (a)The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by the Sub-Adviser of its duties under this Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Portfolio's assets, or from acts or omissions of the Adviser, custodians, securities depositories or other third parties, or from any war or political act of any foreign government to which such assets might be exposed, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to the Fund or to its shareholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Sub-Adviser's reckless disregard of its obligations and duties hereunder.

     (b) The Adviser and the Fund's Board of Directors understand that the value of investments made for the Account may go up as well as down and is not guaranteed, and that investment decisions will not always be profitable. Neither the Adviser nor the Sub-Adviser has made or is making any guarantees, including any guarantee as to any specific level of performance of the Portfolio. The Adviser and the Fund's Board of Directors acknowledge that this Portfolio is designed for the described investment objective and is not intended as a complete investment program. They also understand that investment decisions made on behalf of the Portfolio by Sub-Adviser are subject to various market and business risks.

     (c) This Agreement shall not become effective unless and until it is approved by the Board of Directors of the Fund, including a majority of the members who are not "interested persons" of parties to this Agreement, by a vote cast in person at a meeting called for the purpose of voting on such approval.

     (d) The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser to fiduciary and other managed accounts, including other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser also understands that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

     (e) Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or the right of any of its officers, directors or employees who may also be an officer, director or employee of the Fund, or persons otherwise affiliated with the Fund (within the meaning of the 1940 Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     (f) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Minnesota. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (g) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the appropriate party at the following address: The Adviser and the Fund at 400 Robert Street North, St. Paul, Minnesota 55101-2098, and the Sub-Adviser at 153 East 53rd Street, New York, New York 10022 (Attention: General Counsel).

     IN WITNESS WHEREOF, the parties have duly executed this Agreement.

                                            ADVANTUS CAPITAL MANAGEMENT, INC.

                                          By:
                                          --------------------------------------

                                          Its:
                                          --------------------------------------

                                           CREDIT SUISSE ASSET MANAGEMENT, LLC

                                          By:
                                          --------------------------------------

                                          Its:
                                          --------------------------------------

                                                                       EXHIBIT B
                       INVESTMENT SUB-ADVISORY AGREEMENT
                                      WITH
                         CSAM FOR SMALL COMPANY GROWTH

     THIS AGREEMENT, made as of the 7th day of March, 2000, by and between Advantus Capital Management, Inc., a Minnesota corporation, registered as an Investment Adviser under the Investment Advisers Act of 1940 (the "Adviser") and Credit Suisse Asset Management, LLC, a Delaware limited liability company, registered as an Investment Adviser under the Investment Advisers Act of 1940 (the "Sub-Adviser").

     WHEREAS, the Adviser is the Investment Adviser to Advantus Series Fund, Inc., (the "Fund"), an open-end diversified management investment company organized as a series fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish it with portfolio selection and related research and statistical services in connection with the Adviser's investment advisory activities on behalf of the Fund's Small Company Growth Portfolio (hereinafter "Portfolio"), and the Sub-Adviser desires to furnish such services to the Adviser;

     NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, it is agreed as follows:

1. APPOINTMENT OF SUB-ADVISER

     In accordance with and subject to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser hereby appoints the Sub-Adviser to perform portfolio selection services described herein for investment and reinvestment of the Portfolio, subject to the control and direction of the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

2. OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY THE SUB-ADVISER

     (a) The Sub-Adviser shall provide the following services and assume the following obligations with respect to the Portfolio of the Fund:

     (1) The investment of the assets of the Portfolio shall at all times be subject to the applicable provisions of the Articles of Incorporation, the Bylaws, the Registration Statement, the current Prospectus and the Statement of Additional Information of the Fund and shall conform to the investment objectives, policies and restrictions of the Portfolio as set forth in such documents and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser, including diversification of the holdings of the Portfolio as a segregated asset account in accordance with Section 817 of the Internal Revenue Code, as amended (the "Code"), and Regulation Section 1.817-5 thereunder, provided that the Adviser shall be responsible for ensuring that each Portfolio is "adequately diversified" if and to the extent required by
          Section 817(h) of the Code and Regulation 1.817-5 thereunder. Within the framework of the investment objectives, policies and restrictions of the Portfolio, and subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility for the making and execution of all investment decisions for the Portfolio. The Adviser will provide copies of the Articles of Incorporation, Bylaws, Registration Statement, current Prospectus and Statement of Additional Information of the Fund, as well as any current interpretations by the Board of Directors of the Fund or the Adviser of the investment objectives, policies and restrictions of the Portfolio set forth therein, prior to commencement of the Sub-Adviser's services hereunder and agrees to promptly inform the Sub-Adviser, in writing, of any changes in such documents or interpretations which may affect the Sub-Adviser's services hereunder, it being understood that such changes will be effective with respect to the Sub-Adviser upon the Sub-Adviser's receipt of such notice.

     (2) In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Sub-Adviser shall:
          (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Portfolio consistent with the investment objective and related investment policies for such Portfolio as set forth in the Fund's registration statement, as amended; and (3) take such steps as are necessary to implement the aforementioned investment program by purchase and sale of securities including the placing of orders for such purchases and sales.

     (3) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Custodian for the Fund on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Custodian of the Portfolio. The Sub-Adviser shall render such reports to the Adviser and/or to the Fund's Board of Directors concerning the investment activity and portfolio composition of the Portfolio in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

     (4) The Sub-Adviser shall, in the name of the Fund, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as set forth in the Fund's Registration Statement, as amended from time to time, and under the 1933 Act and the 1940 Act. In connection with the placement of orders for the execution of the Fund's portfolio transactions, the Sub-Adviser shall create and maintain all necessary records required to be created and maintained by an investment adviser under all applicable law, rules and regulations, including but not limited to,
          Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use, upon reasonable notice and during normal business hours, by the Securities and Exchange Commission, the Fund or any person retained by the Fund. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

     (5) In placing orders or directing the placement of orders for the execution of portfolio transactions, the Sub-Adviser shall select brokers and dealers for the execution of the Portfolio's transactions. In selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser's investment research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Portfolio or the Sub-Adviser's overall responsibilities to the Sub-Adviser's discretionary accounts.

     (b) The Sub-Adviser shall use the same skill and care in providing services to the Fund as it uses in providing services to other fiduciary accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

3. EXPENSES

     During the term of this Agreement, the Sub-Adviser will pay all of its own expenses incurred in connection with its activities under this Agreement.

4. COMPENSATION

     In payment for the investment sub-advisory services to be rendered by the Sub-Adviser in respect of the Portfolio hereunder, the Adviser shall pay to the Sub-Adviser as full compensation for all services hereunder a fee computed at an annual rate which shall be a percentage of the average daily value of the net assets of the Portfolio. The fee shall be accrued daily and shall be based on the net asset values of all of the issued and outstanding shares of the Portfolio as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. The fee shall be payable in arrears on the last day of each calendar month.

     The amount of such annual fee, as applied to the average daily value of the net assets of the Portfolio shall be as described in the schedule below:

ASSETS*                                                        FEE
-------                                                       -----
Total assets between $0 and $500 million....................  0.65%
Total assets between $500 million and $1 billion............  0.60%
Total assets between $1 billion and $2 billion..............  0.50%
On all assets in excess of $2 billion.......................  0.45%

     *The term "assets" for purposes of the above schedule shall include all assets advised or sub-advised by the Sub-Adviser for the Adviser or its affiliates, in addition to those assets of the Portfolio. The aggregation of assets for purposes of the breakpoints shall be calculated quarterly based upon the aggregate assets on March 31st, June 30th, September 30th and December 31st of each calendar year (or portion thereof) that this Agreement is effective, with the fee rate determined on each such date being applicable to the following period and applied to all assets back to the first dollar in the Portfolio.

5. RENEWAL AND TERMINATION

     This Agreement shall continue in effect for a period of more than two years from the date of this Agreement, only so long as such continuance is specifically approved at least annually by a vote of the holders of the majority of the outstanding voting securities of the Portfolio, or by a vote of the majority of the Fund's Board of Directors, and further provided that such continuance is also approved annually by a vote of the majority of the Fund's Board of Directors who are not parties to this Agreement or interested persons of parties hereto, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time without payment of penalty: (i) by the Fund's Board of Directors or by a vote of a majority of the outstanding voting securities of the Portfolio on sixty days' prior written notice, or (ii) by either party hereto upon sixty days' prior written notice to the other. This Agreement will terminate automatically upon any termination of the Investment Advisory Agreement between the Fund and the Adviser or in the event of its assignment. The terms "interested person," "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

6. GENERAL PROVISIONS

     (a) The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by the Sub-Adviser of its duties under this Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Portfolio's assets, or from acts or omissions of the Adviser, custodians, securities depositories or other third parties, or from any war or political act of any foreign government to which such assets might be exposed, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to the Fund or to its shareholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Sub-Adviser's reckless disregard of its obligations and duties hereunder.

     (b) The Adviser and the Fund's Board of Directors understand that the value of investments made for the Account may go up as well as down and is not guaranteed, and that investment decisions will not always be profitable. Neither the Adviser nor the Sub-Adviser has made or is making any guarantees, including any guarantee as to any specific level of performance of the Portfolio. The Adviser and the Fund's Board of Directors acknowledge that this Portfolio is designed for the described investment objective and is not intended as a complete investment program. They also understand that investment decisions made on behalf of the Portfolio by Sub-Adviser are subject to various market and business risks.

     (c) This Agreement shall not become effective unless and until it is approved by the Board of Directors of the Fund, including a majority of the members who are not "interested persons" to parties to this Agreement, by a vote cast in person at a meeting called for the purpose of voting on such approval.

     (d) The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser to fiduciary and other managed accounts, including other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser also understands that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

     (e) Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or the right of any of its officers, directors or employees who may also be an officer, director or employee of the Fund, or persons otherwise affiliated with the Fund (within the meaning of the 1940 Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     (f) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Minnesota. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (g) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the appropriate party at the following address: The Adviser and the Fund at 400 Robert Street North, St. Paul, Minnesota 55101-2098, and the Sub-Adviser at 153 East 53rd Street, New York, New York 10022 (Attention: General Counsel).

     IN WITNESS WHEREOF, the parties have duly executed this Agreement.
                                          ADVANTUS CAPITAL MANAGEMENT, INC.
                                          BY:
                                             -----------------------------------
                                          ITS:
                                             -----------------------------------
                                          CREDIT SUISSE ASSET MANAGEMENT, LLC
                                          BY:
                                             -----------------------------------
                                          ITS:
                                             -----------------------------------

                                                                       EXHIBIT C

                       INVESTMENT SUB-ADVISORY AGREEMENT
                                      WITH
                 STATE STREET RESEARCH FOR SMALL COMPANY VALUE

     THIS AGREEMENT, made as of the 7th day of March, 2000, by and between Advantus Capital Management, Inc., a Minnesota corporation, registered as an investment adviser under the Investment Advisers Act of 1940 (the "Adviser") and State Street Research & Management Company, a Delaware corporation, registered as an investment adviser under the Investment Advisers Act of 1940 (the "Sub-Adviser").

     WHEREAS, the Adviser is the investment adviser to Advantus Series Fund, Inc. (the "Fund"), an open-end diversified management investment company organized as a series fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish it with portfolio selection and related research and statistical services in connection with the Adviser's investment advisory activities on behalf of the Fund's Small Company Value Portfolio (hereinafter "Portfolio"), and the Sub-Adviser desires to furnish such services to the Adviser;

     NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, it is agreed as follows:

1. APPOINTMENT OF SUB-ADVISER

     In accordance with and subject to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser hereby appoints the Sub-Adviser to perform portfolio selection services described herein for investment and reinvestment of the Portfolio, subject to the control and direction of the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

2. OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY THE SUB-ADVISER

     (a) The Sub-Adviser shall provide the following services and assume the following obligations with respect to the Portfolio of the Fund:

     (1) The investment of the assets of the Portfolio shall at all times be subject to the applicable provisions of the Articles of Incorporation, the Bylaws, the Registration Statement, the current Prospectus and the Statement of Additional Information of the Fund and shall conform to the investment objectives, policies and restrictions of the Portfolio as set forth in such documents and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser and communicated in writing to the Sub-Adviser, including diversification of the holdings of the Portfolio as a segregated asset account in accordance with Section 817 of the Internal Revenue Code, as amended (the "Code"), and Regulation Section 1.817-5 thereunder, provided that Advantus and Minnesota Mutual shall be responsible for ensuring that each Portfolio is "adequately diversified" if and to the extent required by Section 817(h) of the Code and Regulation 1.817-5 thereunder. Within the framework of the investment objectives, policies and restrictions of the Portfolio, and subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility for the making and execution of all investment decisions for the Portfolio. Advantus agrees to promptly inform the Sub-Adviser if such objective, policies or restrictions change and to deliver to the Sub-Adviser updated documents, if prepared.

     (2) In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Sub-Adviser shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Portfolio consistent with the investment objective and related investment policies for such Portfolio as set forth in the Fund's registration statement, as amended; and (3) take such steps as are necessary to implement the aforementioned investment program by purchase and sale of securities including the placing, or directing the placement through an affiliate of the Sub-Adviser, of orders for such purchases and sales.

     (3) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Custodian for the Fund on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Custodian of the Portfolio. The Sub-Adviser shall render such reports to the Adviser and/or to the Fund's Board of Directors concerning the investment activity and portfolio composition of the Portfolio in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

     (4) The Sub-Adviser shall, in the name of the Fund, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as set forth in the Fund's Registration Statement, as amended from time to time, and under the 1933 Act and the 1940 Act. In connection with the placement of orders for the execution of the Fund's portfolio transactions, the Sub-Adviser shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable law, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, the Fund or any person retained by the Fund. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

     (5) In placing orders or directing the placement of orders for the execution of portfolio transactions, the Sub-Adviser shall select brokers and dealers for the execution of the Portfolio's transactions. In selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser's investment research and portfolio management capability generally. It is further understood in accordance with
        Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Portfolio or the Sub-Adviser's overall responsibilities to the Sub-Adviser's discretionary accounts.

     (b) The Sub-Adviser shall use the same skill and care in providing services to the Fund as it uses in providing services to other fiduciary accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

3. EXPENSES

     During the terms of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.

4. COMPENSATION

     In payment for the investment sub-advisory services to be rendered by the Sub-Adviser in respect of the Portfolio hereunder, the Adviser shall pay to the Sub-Adviser as full compensation for all services hereunder a fee computed at an annual rate which shall be a percentage of the average daily value of the net assets of the Portfolio. The fee shall be accrued daily and shall be based on the net asset values of all of the issued and outstanding shares of the Portfolio as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. The fee shall be payable in arrears on the last day of each calendar month.

     The amount of such annual fee, as applied to the average daily value of the net assets of the Portfolio shall be as described in the schedule below:

ASSETS*                                                        FEE
-------                                                       -----
On the first $500 million...................................  0.65%
On the next $500 million....................................  0.60%
On all assets in excess of $1 billion.......................  0.50%

     *The term "assets" for purposes of each of the breakpoints set forth above shall include all 'small company value' assets sub-advised by the Sub-Adviser for the Adviser or its affiliates, in addition to the assets of the Portfolio. The aggregation of the assets for purposes of the breakpoints, shall be calculated quarterly based upon the aggregate assets on March 31st, June 30th, September 30th and December 31st of each calendar year (or portion thereof) that this agreement is effective.

5. RENEWAL AND TERMINATION

     This Agreement shall continue in effect for a period more than two years from the date of this Agreement, only so long as such continuance is specifically approved at least annually by a vote of the holders of the majority of the outstanding voting securities of the Portfolio, or by a vote of the majority of the Fund's Board of Directors. And further provided that such continuance is also approved annually by a vote of the majority of the Fund's Board of Directors who are not parties to this Agreement or interested persons of parties hereto, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time without payment of penalty: (i) by the Fund's Board of Directors or by a vote of a majority of the outstanding voting securities of the class of capital stock of the Portfolio on sixty days' prior written notice, or (ii) by either party hereto upon sixty days' prior written notice to the other. This Agreement will terminate automatically upon any termination of the Investment Advisory Agreement between the Fund and the Adviser or in the event of its assignment. The terms "interested person," "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

6. GENERAL PROVISIONS

     (a) The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by the Sub-Adviser of its duties under this Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Portfolio's assets, or from acts or omissions of custodians or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to the Fund or to its shareholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Sub-Adviser's reckless disregard of its obligations and duties hereunder.

     (b) The Adviser and the Fund's Board of Directors understand that the value of investments made for the Portfolio may go up as well as down, is not guaranteed and that investment decisions will not always be profitable. The Adviser has not made and is not making any guarantees, including any guarantee as to any specific level of performance of the Portfolio. The Adviser and the Fund's Board of Directors acknowledge that this Portfolio is designed for the described investment objective and is not intended as a complete investment program. They also understand that investment decisions made on behalf of the Portfolio by Sub-Adviser are subject to various market and business risks.

     (c) This Agreement shall not become effective unless and until it is approved by the Board of Directors of the Fund, including a majority of the members who are not "interested persons" to parties to this Agreement, by a vote cast in person at a meeting called for the purpose of voting such approval.

     (d) The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser to fiduciary and other managed accounts, including other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser also understands that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

     (e) Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or the right of any of its officers, directors or employees who may also be an officer, director or employee of the Fund, or persons otherwise affiliated with the Fund (within the meaning of the 1940 Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     (f) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Minnesota. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (g) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the appropriate party at the following address: The Adviser and the Fund at 400 Robert Street North, St. Paul, Minnesota 55101-2098, and the Sub-Adviser at One Financial Center, Boston, MA 02111-2690 Attention: General Counsel.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement.

                                          ADVANTUS CAPITAL MANAGEMENT, INC.
                                          By:
                                            ------------------------------------
                                          Its:
                                            ------------------------------------
                                          STATE STREET RESEARCH & MANAGEMENT
                                          COMPANY
                                          By:
                                            ------------------------------------
                                          Its:
                                            ------------------------------------